                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1999.

                                                     HOWARD R. FRICKE
                                           -------------------------------------
                                                     Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 20th day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1999.

                                                     KRIS A. ROBBINS
                                           -------------------------------------
                                                     Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 21st day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger K. Viola, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke and James R. Schmank, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1999.

                                                     ROGER K. VIOLA
                                           -------------------------------------
                                                     Roger K. Viola

SUBSCRIBED AND SWORN to before me this 21st day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, James R. Schmank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any
T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1999.

                                                     JAMES R. SCHMANK
                                           -------------------------------------
                                                     James R. Schmank

SUBSCRIBED AND SWORN to before me this 21st day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Donald J. Schepker, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 1999.

                                                    DONALD J. SCHEPKER
                                           -------------------------------------
                                                    Donald J. Schepker

SUBSCRIBED AND SWORN to before me this 21st day of January, 1999.

                                                    ANNETTE E. CRIPPS
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       7/8/2001
-----------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Jane Boisseau, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of January, 1999.

                                                     JANE BOISSEAU
                                           -------------------------------------
                                                     Jane Boisseau

SUBSCRIBED AND SWORN to before me this 26th day of January, 1999.

                                                 SUZANNE CHALPIN ALENICK
                                           -------------------------------------
                                                     Notary Public
My Commission Expires:

       1/25/2000
----------------------------------

                                POWER OF ATTORNEY

STATE OF CONNECTICUT)
                    ) ss.
COUNTY OF FAIRFIELD )

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 1999.

                                                   STEPHEN R. HERBERT
                                           -------------------------------------
                                                   Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 20th day of January, 1999.

                                                    JOAN M. KNUBBEN
                                           -------------------------------------
                                                     Notary Public
My Commission Expires:

       11/30/1999
-----------------------

                                POWER OF ATTORNEY

STATE OF NEW YORK )
                  ) ss.
COUNTY OF NEW YORK)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of January, 1999.

                                                     KATHERINE WHITE
                                           -------------------------------------
                                                     Katherine White

SUBSCRIBED AND SWORN to before me this 18th day of January, 1999.

                                                     RITA M. WARNOCK
                                           -------------------------------------
                                                      Notary Public
My Commission Expires:

       3/18/2000
-----------------------

                                POWER OF ATTORNEY

STATE OF FLORIDA  )
                  ) ss.
COUNTY OF PINELLAS)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, by these presents do make, constitute and appoint Howard R. Fricke, James R. Schmank, and Roger K. Viola, and each of them, my true and lawful attorneys, each with full power and authority for me and in my name and behalf to sign Registration Statements, any amendments thereto and any applications for exemptive relief filed pursuant to the Investment Company Act of 1940 or the Securities Act of 1933, as amended, and any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, in connection with Variable Annuity Contracts offered, issued or sold by FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK and any T. ROWE PRICE VARIABLE ANNUITY ACCOUNT OF FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK with like effect as though said Registration Statements and other documents had been signed and filed personally by me in the capacity aforesaid. Each of the aforesaid attorneys acting alone shall have all the powers of all of said attorneys. I hereby ratify and confirm all that the said attorneys, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 27th day of January, 1999.

                                                     JOHN E. HAYES, JR.
                                           -------------------------------------
                                                     John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 27th day of January, 1999.

                                                       PAMELA MURRAY
                                           -------------------------------------
                                                       Notary Public
My Commission Expires:

       3/2/2000
-----------------------